Exhibit 10.1

AGREEMENT TO GRANT A 1% NET SMELTER RETURN (NSR) ROYALTY ON ALL SILVER PRODUCED FROM THE LANGTRY MINE

BETWEEN: GRANTEE: ATHENA MINERALS INC.

HEREINAFTER REFERRED TO AS THE “GRANTEE” OR AS “ATHENA”

AND:

GRANTOR: BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE TRUST DATED 7-25-2007

HERINAFTER REFERRED TO AS THE “GRANTOR” OR AS THE “STRACHAN TRUST”

SUBJECT PROPERTY: (HEREINAFTER REFERRED TO AS THE “LANGTRY MINE”)

ASSESSOR’S PARCEL #0517-251-05-0-000 SAN BERNARDINO COUNTY, CALIFORNIA, 413.22 ACRES DESCRIBED AS THE LAND EMBRACED WITHIN THE FOLLOWING PATENTED MINING CLAIMS: QUAD DEUCE I, QUAD DEUCE II, QUAD DEUCE III, QUAD DEUCE IV, QUAD DEUCE V, QUAD DEUCE X, QUAD DEUCE XII, QUAD DEUCE XIV, QUAD DEUCE 22, PAL #16, PAL #17, PAL #35, PAL #36, LANGTRY #1, LANGTRY #2, LANGTRY #4, LANGTRY #5, LANGTRY #6, CISCO #1, CISCO #2 AND CISCO #3 LODE MINING CLAIMS WHICH ARE SHOWN AND DESCRIBED ON MINERAL SURVEY #6777 EMBRACING A PORTION OF SECTIONS 6, 7 AND 8, TOWNSHIP 10 NORTH, RANGE 1 EAST, SAN BERNARDINO BASE AND MERIDIAN IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA.

AND:

THE LAND EMBRACED WITHIN THE FOLLOWING UNPATENTED MINING CLAIMS: LILLY 10 (CAMC 290263) AND QUAD DEUCE XIII (CAMC 306178)

/s/ JCP	/s/ BDS AND EKS
LESSEE’S INITIALS	LESSOR’S INITIALS

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RECITALS:

THE GRANTOR AND THE GRANTEE MUTUALLY AGREE THAT A REDUCTION IN THE ROYALTY INTEREST IN THE LANGTRY MINE HELD BY MOBIL EXPLORATION AND PRODUCING NORTH AMERICA, INC. WOULD BE MUTUALLY BENEFICIAL TO BOTH GRANTOR AND GRANTEE: THEREFORE THE GRANTOR AND THE GRANTEE HEREBY AGREE TO THE FOLLOWING ACTION:

ACTION REQUIRED BY GRANTEE:

ATHENA SHALL CONTINUE TO MAKE THE $10,000.00 ANNUAL PAYMENTS WHICH ARE DUE TO MOBIL EXPLORATION AND PRODUCING NORTH AMERICAN, INC. FOR THE EXISTING ROYALTY REDUCTION CONTRACT IN A TIMELY MANNER UNTIL SAID CONTRACT IS PAID IN FULL.

ATHENA SHALL HAVE THE OPTION TO PAY OFF SAID ROYALTY CONTACT RATHER THAN MAKE THE ANNUAL PAYMENTS.

NOTE: IN THE EVENT THAT ANY ANNUAL PAYMENT DUE ON THE ROYALTY REDUCTION CONTRACT IS 6 MONTHS OR MORE PAST DUE THEN THE GRANTOR SHALL HAVE THE OPTION TO CANCEL AND TERMINATE THIS AGREEMENT.

ACTION REQUIRED BY GRANTOR:

UPON RECEIPT BY THE GRANTOR OF A NOTARIZED DEED AMENDMENT FROM MOBIL EXPLORATION AND PRODUCING NORTH AMERICAN, INC. WHICH STATES THAT THE NET SMELTER RETURNS (NSR) ROYALTY INTEREST ON THE SALE OF ALL CONCENTRATES, PRECIPITATES AND METALS PRODUCED FROM ORES MINED EXTRACTED OR TAKEN FROM THE LANGTRY MINE HAVE BEEN REDUCED TO A 2% NSR, THEN THE GRANTOR SHALL CREATE AND EXECUTE AND DELIVER TO THE GRANTEE A DOCUMENT WHICH GRANTS A 1% NSR ROYALTY ON ALL SILVER PRODUCED FROM THE LANGTRY MINE ON A PERMANENT BASIS TO THE GRANTEE.

NOTE: THE NOTARY JURAT WHICH WILL BE USED TO NOTARIZE SAID DEED AMENDMENT MUST BE ON A JURAT FORM WHICH COMPLIES WITH CALIFORNIA REQUIREMENTS FOR RECORDING A DOCUMENT IN CALIFORNIA.

NOTE: IN THE EVENT THAT THE ABOVE NOTED DEED AMENDMENT HAS NOT BEEN RECEIVED BY THE GRANTOR ON OR BEFORE MAY 1, 2030 THEN THE GRANTOR SHALL HAVE THE OPTION TO CANCEL AND TERMINATE THIS AGREEMENT.

/s/ JCP	/s/ BDS AND EKS
GRANTEE’S INITIALS	GRANTOR’S INITIALS

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THIS AGREEMENT SHALL BE BINDING ON THE HEIRS, ASSIGNS AND SUCCESSORS OF BOTH THE GRANTOR AND THE GRANTEE.

GRANTEE: ATHENA MINERALS INC.

/s. JOHN C. POWER	April 28, 2020
BY: JOHN C. POWER, PRESIDENT	DATE

GRANTOR: BRUCE D. STRACHAN AND ELIZABETH K. STRACHAN AS TRUSTEES OF THE BRUCE AND ELIZABETH STRACHAN REVOCABLE LIVING TRUST DATED 7-25-2007

/s/ BRUCE D. STRACHAN	April 21, 2020
BY: BRUCE D. STRACHAN, TRUSTEE	DATE

/s/ ELIZABETH K. STRACHAN	April 21, 2020
BY: ELIZABETH K. STRACHAN, TRUSTEE	DATE

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